                                                                  Exhibit 10.4

                               ISDN TECHNOLOGIES


                        UK EXECUTIVE SHARE OPTION SCHEME

               Written approval of a majority of the shareholders of
                              ISDN Technologies Corp.
                         in lieu of a shareholder's meeting


     The undersigned, who constitute a majority of the shareholders of ISDN Technologies Corp. (the "Corporation"), have examined a copy of the proposed rules for the company's UK Executive Share Option Scheme (the "Scheme").

     As permitted in the bye-laws of the Corporation, the undersigned hereby approve the Scheme, permit their adoption by the Corporation, and instruct Arthur Young, the Corporation's UK accountants, to submit the Scheme rules for formal approval of the UK Inland Revenue.

     This action is taken under section 2.9 of the byelaws of the Corporation, which permit written approval by a majority of the shareholders in lieu of a shareholder's meeting.


Approved:



/s/ Richard A. Karp                               /s/ Nancy H. Karp
Richard A. Karp                                   Nancy H. Karp
Date:  9 Aug 89                                   Date: 10 Aug '89

           RULES OF THE ISDN TECHNOLOGIES UK EXECUTIVE SHARE OPTION SCHEME

1. The Scheme will be known as the ISDN Technologies UK Executive Share Option Scheme ("the Scheme").

DEFINITIONS

2. For the purposes of the Scheme, unless the context otherwise requires, the following words and expressions shall have the following meanings:

     "the Adoption Date"      means the date on which the company in a general
                              meeting passes an ordinary resolution adopting the Scheme;

     "the Auditors"           means the auditors for the time being of the
                              Company (acting as experts and not as
                              arbitrators);

     "the Board"              means the Board of Directors of the Company or the
                              directors present at a duly convened meeting of the directors at which a quorum is present or the persons appointed by the Board of Directors to act as a committee of the Board of Directors of the Company for all or any matters relating to the Scheme;

     "the Company"            means ISDN Technologies Corporation;

     "Date of Grant"          in relation to an Option shall be the date on
                              which the Offer shall have been accepted by the Eligible Employee;

     "Eligible Employee"      means a Full time Employee of the Group (including
                              any such employee who is an executive director of the Group) selected by the Board to participate in the Scheme and is not precluded by paragraph 8 of
                              Schedule 9 from participating in the Scheme;

     "Exercise Price"         in relation to any Scheme Share means the Market
                              Value of such Share;

     "Full time Employee"     means a director or employee whose contract with
                              the Group as to his employment provides that he will work for 25 hours (or in the case of an employee who is not a director of the Group, 20 hours) or more weekly (excluding meal breaks);

     "the Group"              means the Company or the Subsidiary or any other
                              subsidiary of the Company within the meaning of
                              Section 736, Companies Act 1985 of which the
                              Company has control as defined in Section 840 of the Taxes Act;

     "Market Value"           in relation to a Scheme Share shall be the market
                              value thereof as defined in Part VIII of the Capital Gains Tax Act 1979 on the Offer Date as agreed in advance for the purpose of this Scheme with the Shares Valuation Division of the Inland
                              Revenue;

     "Offer" means an offer to grant an Option under the provisions of this Scheme;

     "Offer Date"             in relation to an Option means the date on which
                              the Offer thereof is made;

     "Option" means an option to subscribe for Scheme Shares granted pursuant to the Scheme;

     "Option Period"          in relation to an Option means a period beginning
                              on the first anniversary of the Date of Grant thereof and ending on (and including) the tenth anniversary of that date;

     "Participant"            means any person who for the time being
                              participates in the Scheme;

     "Relevant Emoluments"    in relation to a Participant means such of the
                              emoluments from any office or employment held by him with the Group as are liable to be paid under deduction of tax pursuant to Section 203 of the Taxes Act, after deducting from them amounts included by virtue of Chapter II of Part V of the Taxes Act;

     "Scheme Period"          means the period of 10 years commencing on the
                              Adoption Date;

     "Scheme Shares"          means Shares to be issued to a Participant on the
                              exercise by him of an Option;

     "Shares" means Common stock of the Company which satisfy the conditions of paragraphs 10 to 14 of
                              Schedule 9;

     "the Subsidiary"         means ISDN Technologies Limited, of which the
                              Company has control for the purposes of S. 840 of the Taxes Act;

     "Year of Assessment"     means a year beginning on any April 6 and ending
                              on the following April 5;

     "Taxes Act"              Income and Corporation Taxes Act 1988;

     "Schedule 9"             Schedule 9 to the Taxes Act;

     Where the context so permits the singular shall include the plural and vice versa and the masculine shall include the feminine.

     Reference to any Act shall include any statutory modification, amendment or re-enactment thereof.

GRANT OF OPTIONS

3. (a) The Board may from time to time during the Scheme Period, at its discretion offer an Option to an Eligible Employee to be selected in each case at the discretion of the Board on the terms set out in the Rules of the Scheme.

     (b) Any such Offer may be made at any time following the date of the approval of this Scheme by the Inland Revenue.

4. (a) Subject to the limitations referred to herein the Board shall determine the number of Scheme Shares to be included in an Option to be offered to an Eligible Employee.

     (b) An Offer must be accepted in writing in such manner as the Board may prescribe within 28 days of the Offer Date and if not so accepted shall lapse. An Offer may be accepted in part.

     (c) An Option and an Offer shall be personal to the Eligible Employee to whom it is granted or made and shall not be capable of assignment.
          Any purported assignment, transfer or charge shall cause the Option to lapse forthwith.

     (d) The amount payable for the grant of an Option shall be the sum of L1. This consideration shall not be returnable to the Participant and shall not be deemed to be a part payment of the Exercise Price.

     (e) The amount payable for each Scheme Share in the event of the Option being exercised shall be the Exercise Price.

     (f) No Option shall be offered to an Eligible Employee if this would, at the date of grant of such Option, cause the aggregate of (a) the amount which would be subscribed for Scheme Shares on the exercise of such Option and (b) the amount which would be subscribed for Scheme Shares on the exercise of any other unexercised Options held by that Eligible Employee and granted under the Scheme or any other scheme approved under Schedule 9 and established by the Group to exceed or further exceed whichever is the greater of the dollar equivalent of L100,000, converted at the highest buying rate shown in the spread of the day in the Financial Times for the date of grant, or four times the amount of the Relevant Emoluments for the current or preceding Year of Assessment (whichever of those years gives the greater amount).

     (g) Options shall be evidenced by certificates in such form as the Board shall from time to time determine.

EXERCISE OF AN OPTION

5. (a) An Option may be exercised at any time during the Option Period by delivering to the Secretary of the Company or of the Subsidiary a notice duly signed by the Participant in a form approved by the Board together with payment of the Exercise Price for each Scheme Share to be subscribed and delivery of the Option certificate for amendment or cancellation as the case may be.

     (b) An Option may be exercised in whole or in part save that the cumulative number of Shares which have been acquired under the Scheme and which would be acquired on the said exercise shall not exceed the portion of the Shares which are the subject of the Option specified in Appendix A. The number of shares acquired on exercise will be rounded down to the nearest whole number. The Board may at its discretion allow a Participant to exceed the limits laid down in Appendix A by notice in writing.

     (c) Subject to any necessary consents and to an Option having been exercised in accordance with the provisions of paragraph (a) and (b) of this Rule, the Company shall as soon as practicable and in any event not later than 28 days after the exercise of an Option make an allotment to the Participant of the number of Scheme Shares specified in the notice exercising the Option and shall deliver to the Participant a definitive share certificate in respect thereof.

     (d) An option may not be exercised if the Participant is precluded from exercising that Option by paragraph 8 of Schedule 9.

LAPSE OF OPTION AND PROVISIONS FOR PARTICIPANTS LEAVING THE GROUP

6.   (a)  If a Participant ceases to be an employee of the Group by reason of:

          (i) his retirement on attaining normal retirement age or at a younger age with the express consent of the Board in writing for the purpose of this paragraph;

          (ii) ill health or disability recognised as such expressly by the Board in writing for the purpose of this paragraph;

          he may, within 12 months of such cessation, exercise the Option as regards all or any of the Scheme Shares comprised therein, save that he may not exercise the Option in respect of more shares than he would have been entitled to acquire under Rule 5(b) if he had exercised the Option on the date of ceasing to be an employee of the Group.

     (b) In the event of the death of a Participant his personal representatives may within 12 months of his death exercise any such Option in respect of all or any of the Scheme Shares comprised therein, save that they may not exercise the Option in respect of more shares than he would have been entitled to acquire under Rule 5(b) if he had exercised the Option on the date of ceasing to be an employee of the Group.

     (c) If a Participant ceases to be employed by the Group for any reason other than those specified in paragraphs (a) or (b) of this Rule the Participant shall cease to have any rights to exercise his Option upon such cessation provided that the Board at its discretion may allow such a Participant to exercise his Option during a period not exceeding 12 months from the date of such cessation, save that the Option may not be exercised in respect of more Shares than he would have been entitled to acquire under Rule 5(b) if he had exercised the Option on the date of ceasing to be an employee of the Group.

     (d) If a Participant shall cease to have any rights to exercise an Option under this Rule such Option shall lapse and the Board shall notify the Participant in writing of such cessation and forthwith upon such notification the Participant shall be bound to surrender to the Company the certificate evidencing such Option.

     (e) For the purposes of this Rule, no person shall be treated as ceasing to be a director or employee if he continues to be a director or employee of any company within the Group.

VARIATION OF CAPITAL

7. In the event of any variation in the share capital of the Company by way of capitalisation or rights issue or sub-division or consolidation of shares or reduction of the share capital of the Company then:

     (i)   the number of Shares in respect of which Options may be granted;

     (ii) the Exercise Price in respect of any Options granted pursuant to the Scheme; and/or

     (iii) the number of Scheme Shares subject to any such Option;

     shall be varied by resolution of the Board in such manner as the Board may determine and such decision of the Board shall be final and binding on the Participants and the Company provided that no adjustment shall be made pursuant to this paragraph unless and until the Auditors shall have reported to the Board in writing that such adjustment is in their opinion fair and reasonable and the adjustment has been approved by the Inland Revenue.

CHANGES IN CONTROL

8. (a) If before the expiry of the Option Period of an Option any person (either alone or in concert with others) obtains control of the Company as a result of making:

          (i) a general offer to acquire the whole of the issued share capital of the Company (or the whole other than any such share capital already held at the date of the offer by, or by a nominee for, the offeror or any subsidiary thereof), which offer is made on a condition such that if it is satisfied the person making the offer will have control of the Company, or

          (ii) a general offer to acquire all the Shares in the Company (or all other than any such Shares already held at the date of the offer by, or by a nominee for, the offeror or any subsidiary thereof).

          the Option holder shall be entitled to exercise that Option only within six months after the time when the person making the offer has obtained control of the Company and any condition subject to which the offer is made has been satisfied.

     (b) An exercise of an Option pursuant to this Rule 8 may take place before the commencement of the Option Period of that Option but no exercise of an Option pursuant to this Rule 8 may take place after the expiry of the Option Period of that Option.

     (c) (1) If an Option holder does not exercise or notifies the Company in writing that he does not wish to exercise his Option pursuant to the provisions of paragraphs (a) or (b) of this Rule 8 then if any company (in this Rule referred to as "the acquiring company") obtains control of the Company as a result of making:

               (i) a general offer to acquire the whole of the issued share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have control of the Company or

               (ii) a general offer to acquire all the shares in the Company which are of the same class as the Shares any Option holder may at any time within the appropriate period by agreement with the acquiring company release his rights under the Scheme (in this Rule referred to as "the old rights") in consideration of the grant to him of rights (in this Rule referred to as "the new rights") which are equivalent to the old rights but relate to shares in a different company (whether the acquiring company itself or some other company falling within sub-paragraphs 10(b) or (c) of Schedule 9.

         (2) In sub-paragraph (c) (1) of this Rule 8 "the appropriate period" means the period referred to in paragraph 15(2) of Schedule 9.

         (3)   The new rights shall not be equivalent to the old rights unless:

               (i) the shares to which they relate satisfy the conditions specified in relation to scheme shares in paragraphs 10 to 14 of Schedule 9 and

               (ii) the new rights will be exercisable in the same manner as the old rights and subject to the provisions of the Scheme as it had effect immediately before the release of the old rights and

               (iii) the total market value immediately before the release of the shares which were subject to the Option holder's old rights is equal to the total market value immediately after the grant of the shares in respect of which the new rights are granted to the Option holder and

               (iv) the total amount payable by the Option holder for the acquisition of shares in pursuance of the new rights is equal to the total amount that would have been payable for the acquisition of shares in pursuance of the old rights.

         (4) Where any new rights are granted pursuant to this Rule 8 they shall be regarded:

               (i)   for the purposes of Section 185 of the Taxes Act and
                     Schedule 9 and

               (ii) for the purposes of the subsequent application of the provisions of the Scheme as having been granted at the time when the corresponding old rights were granted.

         (5) Where any new rights are granted pursuant to this Rule 8 "the Company" shall for the purposes only of Rules 5, 7, 8, 9, 11, 13, 16 and 17 mean in relation to the new rights the Company the share capital of which includes shares which may be acquired on exercise of the new rights.

WINDING UP

9. If an order is made or an effective resolution is passed for the winding up of the Company all Options still unexercised or only partially exercised at the date of such order or resolution shall forthwith lapse provided that:

     (a) If the Company shall be wound up for the purpose only of amalgamation or reconstruction the Board shall use its best endeavours to procure that Option holders shall be granted comparable options outside the provisions of this Scheme in the amalgamated or reconstructed company on the same terms and conditions mutatis mutandis as herein contained and;

     (b) In the event of a members voluntary winding up of the Company (other than for the purpose of amalgamation or reconstruction) an Option holder may exercise an Option within six months after the commencement of the winding up provided that such exercise may take place before the commencement of the Option period of that Option but may not take place after the expiry of the Option period of that Option.

RIGHTS ATTACHING TO SHARES ALLOTTED PURSUANT TO AN OPTION

10. All shares allotted pursuant to the exercise of any Option shall as to voting, dividend, transfer and other rights including those arising in the liquidation of the Company, rank pari passu in all respects and as to one class with the Shares of the Company in issue as at the date of such allotment.

AVAILABILITY OF SHARES

11. The Company will at all times keep sufficient authorised but unissued Shares to permit the exercise of all unexercised Options.

GENERAL

12. The terms of employment of any Participant shall not be affected in any way by his participation in the Scheme which shall not form part of such terms (either expressly or impliedly) nor in any way entitle him to take into account such participation in calculating any compensation or damages on the termination of his employment for whatever reason which might otherwise be payable to him.

13. The Company shall maintain all necessary books of account and records relating to the Scheme.

14. The Scheme shall in all respects be administered by the Board which may make such Rules not being inconsistent with the terms and conditions hereof for the conduct of the Scheme as the Board thinks fit. Any dispute regarding the interpretation of the Rules or the terms of any Option shall be determined by the Board (upon such advice as it shall consider necessary) and its decision shall be final and binding.

15.  The Board may alter this Scheme in any respect except that:

     (i) no amendment may materially affect an Option holder as regards an Option granted prior to the amendment being made;

     (ii) no amendment may be made which would make the terms on which Options may be granted materially more generous without the prior approval of the Company in general meeting;

     (iii) no amendment shall have effect until approved by the Board of Inland Revenue.

16. A Participant who is a director of the Company may, notwithstanding his interest, vote on any Board resolution concerning the Scheme (other than in respect of his own participation therein) and may retain any benefits under the Scheme.

17. The Company shall not be responsible for any failure by a Participant to obtain any consent, or for any tax or other liability to which the Participant may become subject as a result of his participation in the scheme.

ISDN TECHNOLOGIES UK EXECUTIVE SHARE OPTION                      APPENDIX  A


Complete Months Since                   Portion
Date of Grant                           of Shares
---------------------                   ---------
13                                      1/36th
14                                      2/36ths
15                                      3/36ths
16                                      4/36ths
17                                      5/36ths
18                                      6/36ths
19                                      7/36ths
20                                      8/36ths
21                                      9/36ths
22                                      10/36ths
23                                      11/36ths
24                                      12/36ths
25                                      13/36ths
26                                      14/36ths
27                                      15/36ths
28                                      16/36ths
29                                      17/36ths
30                                      18/36ths
31                                      19/36ths
32                                      20/36ths
33                                      21/36ths
34                                      22/36ths
35                                      23/36ths
36                                      24/36ths
37                                      25/36ths
38                                      26/36ths
39                                      27/36ths
40                                      28/36ths
41                                      29/36ths
42                                      30/36ths
43                                      31/36ths
44                                      32/36ths
45                                      33/36ths
46                                      34/36ths
47                                      35/36ths
48                                      36/36ths


DRAFT OFFER LETTER


[to be prepared on ISDN Technologies Corporation notepaper]




Dear [               ],



THE ISDN TECHNOLOGIES UK EXECUTIVE SHARE OPTION SCHEME ("THE SCHEME")



You are hereby invited to apply for an Option under the Scheme to acquire
[             ] Common Stock in the Company, at a price of [         ] per
Share, upon the terms set out in the Scheme.

In accordance with the terms of the Scheme, if you wish to accept this invitation, you should sign and return the attached Agreement together with the sum of Ll to the Company at the above address, so as to be received by
[               ].

Please note that this invitation is personal to you and is not capable of transfer or assignment or of acceptance by any other person.

The invitation is made subject to the Rules of the Scheme, a copy of which is included with this letter.

Yours faithfully,




Richard A. Karp
Managing Director

                                        DATED                     198
                                        -----------------------------


                                        ISDN TECHNOLOGIES CORPORATION






                                   UK EXECUTIVE SHARE OPTION SCHEME AGREEMENT

THIS AGREEMENT is made                            198

BETWEEN:                           (1)  ISDN TECHNOLOGIES CORPORATION whose
                                        registered office is at 1940 Colony
                                        Street, Mountain View, CA  94043 ("the
                                        Company").

AND                                (2)  THE PERSON whose name and address is set
                                        out in Part I of the Schedule hereto
                                        ("the Option Holder").


1.   INTERPRETATION

     In this Agreement and in the Schedule hereto (except where inconsistent with the subject matter or the context) words and expressions the meanings of which are defined in the Rules of the ISDN Technologies UK Executive Share Option Scheme approved and adopted at the Extraordinary General
     Meeting of the Company held on                  198  ("the Rules") shall
     be construed as having the meanings from time to time thereby attributed to them.

2.   GRANT OF OPTION

     In consideration of the payment of Ll (the receipt of which the Company hereby acknowledges) the Company hereby grants to the Option Holder in accordance with and subject to the Rules the option to subscribe for the number of Shares each specified in Part 2 of the Schedule hereto at the price per share specified in Part 3 thereof.

3.   INCORPORATION OF THE RULES

     (a) This Agreement is entered into pursuant to the Rules which shall apply to the option hereby granted and (so far as applicable) shall be deemed incorporated herein.

     (b)  The Option Holder hereby agrees to observe and comply with the Rules

          AS WITNESS whereof the hands of the parties or their duly authorised representatives.

                                    THE SCHEDULE

                                       PART I
                               ("the Option Holder")



NAME                                                             ADDRESS


                                       PART 2
                                 (Number of Shares)



                                       PART 3
                                (the Exercise Price)


SIGNED by                                         )
for and on behalf of                              )
ISDN TECHNOLOGIES CORPORATION                     )...............
                                                   signature



                                                   ...............
                                                   capacity (e.g. Director)




SIGNED by the Option Holder                        ...............
                                                   signature

        THE ISDN TECHNOLOGIES UK EXECUTIVE SHARE OPTION SCHEME ("THE SCHEME")

                                 OPTION CERTIFICATE

THIS DOCUMENT IS IMPORTANT. A form of notice for use by the Participant for the exercise of the option is enclosed with this Certificate.

Name of Participant:
                         ........................................

Address of Participant:
                         ........................................
                         ........................................
                         ........................................

Date of Grant:
                         ........................................

Exercise Price:
                         ........................................

Last date for exercise
of option:
                         ........................................

The Participant named above is hereby granted on option under the Scheme to acquire the above number of Shares in the Company, at the above price per Share, upon the terms set out in the Scheme.




THE COMMON SEAL OF ISDN       )             Dated
TECHNOLOGIES CORPORATION      )                   ...............
was hereunto affixed in the   )
presence of:                  )

                                  NOTICE OF EXERCISE

        THE ISDN TECHNOLOGIES UK EXECUTIVE SHARE OPTION SCHEME ("THE SCHEME")

                                  NOTICE OF EXERCISE

NOTE: The tax consequences of exercising your option may vary according to the time of exercise. Furthermore, if you exercise your option after the record date for a variation of capital (such as a capitalisation or rights issue) but before it has been adjusted in respect thereof, your rights may be adversely affected: YOU ARE THEREFORE ADVISED TO CONSULT YOUR PROFESSIONAL ADVISERS BEFORE EXERCISING YOUR OPTION.

To:  ISDN Technologies Corporation

1.   I hereby exercise the option referred to in the enclosed Option Certificate
     in respect of .............. [Note    (a)] Shares in the Company.

2. I am, and have at all times since the grant of the said option been, an Eligible Employee (as defined in the Scheme).

3.   I enclose a cheque payable to the Company for L.....[Note (b)]

     [Note (C)]
     Full Name:   .................................
                  .................................

     Address
                  .................................
                  .................................
                  .................................

     Signature
                  .................................

     Date:
                  .................................

NOTES

(a)  Insert the number of Shares in respect of which the option is exercised.

(b) Insert the price of the Shares in respect of which the option is exercised; this can be found be multiplying the price per Share stated in the Option Certificate by the number of Shares stated in paragraph 1 above.

(c)  This form of exercise should be signed by the Option folder personally.

(d)  Shares are defined In the Option Scheme rules.